UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2021

Genasys Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24248	87-0361799
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16262 West Bernardo Drive
San Diego, California 92127

(Address of Principal Executive Offices)

858-676-1112

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.00001 par value per share	GNSS	NASDAQ Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

On June 7, 2021, Genasys Inc. (the “Company”), Zonehaven Inc., a Delaware corporation (“Zonehaven”), ZH Acquisition I Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Acquisition Sub I”), ZH Acquisition II LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Acquisition Sub II”), and Charles Crocker in his capacity as representative of the Zonehaven stockholders (“Seller Representative), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”). Under the terms of the Merger Agreement, the Company agreed to acquire Zonehaven for aggregate consideration equal to $24.2 million with 50% of the total consideration paid in cash and 50% of the total consideration paid in shares of the Company’s Common Stock.

The Merger Agreement provides for (1) the merger of Acquisition Sub I, with and into Zonehaven, with Zonehaven surviving as a wholly-owned subsidiary of the Company (the “First Merger”), and (2) the subsequent merger of Acquisition Sub II with and into Zonehaven, with Acquisition Sub II surviving as a wholly-owned subsidiary of the Company (the “Second Merger” and together with the First Merger, the “Mergers”). The Mergers are intended to qualify for federal income tax purposes as a plan of reorganization under the provisions of Section 1.368-2(g) of the Treasury Regulations promulgated under the Internal Revenue Code of 1986, as amended (the “Code”).

The Merger Agreement contains customary representations, warranties and covenants by the parties, as well as customary indemnification provisions among the parties, subject to specific caps and thresholds.

The closing of the Mergers occurred in accordance with the terms of the Merger Agreement on June 7, 2021.

The Merger Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company, Zonehaven, Acquisition Sub I, Acquisition Sub II, the Seller Representative or their respective subsidiaries, affiliates, businesses or equityholders. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of those agreements and as of specific dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the parties, including being qualified by schedules and other disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of the parties to the Merger Agreement or any of their respective subsidiaries, affiliates, businesses, or equityholders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. Accordingly, investors should read the representations and warranties in the Merger Agreement only in the context of the other information that the Company includes in reports, statements and other filings that it makes with the Securities and Exchange Commission (the “SEC”).

The above description of the Mergers and the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 2.01         Completion of Acquisition or Disposition of Assets.

The information regarding the consummation of the Mergers on June 7, 2021 included under Item 1.01 of this Current Report on Form 8-K is incorporated by reference.

As a result of the Mergers, and subject to the terms and conditions of the Merger Agreement, all the property, rights, privileges, and powers of Zonehaven vested in Acquisition Sub II as the surviving entity, and all debts, liabilities, obligations, restrictions, disabilities and duties of Zonehaven became those of Acquisition Sub II as the surviving entity. In addition, the Certificate of Formation and Limited Liability Company Agreement of Acquisition Sub II remained in place as the Certificate of Formation and Limited Liability Company Agreement of Acquisition Sub II as the surviving entity, and the executive officers and manager of Acquisition Sub II remained in place as the executive officers and manager of Acquisition Sub II as the surviving entity.

At the closing of the Mergers, former holders of capital stock of Zonehaven received a pro rata share of approximately $11.9 million in cash and 2,165,824 shares of the Company’s Common Stock. The Company also paid certain indebtedness and transaction expenses of Zonehaven in accordance with the Merger Agreement and placed certain funds in escrow. The parties to the Merger Agreement agreed to report the Mergers as a tax-free reorganization under the provisions of Section 1.368-2(g) of the Treasury Regulations promulgated under the Code, and covenanted that none of them will take or cause to be taken any action which would prevent the transactions contemplated by the Merger Agreement from qualifying as a reorganization under Section 1.368-2(g).

Item 3.02         Unregistered Sales of Equity Securities.

The information regarding the Mergers and the issuance of the shares of Common Stock in connection therewith, included under Item 1.01 and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

The issuance of shares of the Company’s Common Stock as a result of the Mergers is exempt from the Securities Act of 1933, as amended (the “Securities Act”), and the Common Stock issued in the Mergers are being offered and sold without registration under the Securities Act pursuant to the exemption provided by Section 4(a)(2) of the Securities Act and Rule 506 promulgated thereunder as transactions not involving a public offering, as well as similar exemptions under applicable state securities laws, in reliance upon the following facts: no general solicitation was used in the offer or sale of such securities; the recipients of the securities had adequate access to information about the Company; each recipient of such securities represented its acquisition thereof as principal for its own account and its lack of any arrangements or understandings regarding the distribution of such securities; each recipient of such securities represented its capability of evaluating the merits of an investment in the Company’s securities due to its knowledge, sophistication and experience in business and financial matters; each recipient of such securities represented that it is an accredited investor as of the closing date and such securities were issued as restricted securities with restricted legends referring to the Securities Act. No such securities may be offered or sold in the United States in the absence of an effective registration statement or exemption from applicable registration requirements. No statement in this document or the attached exhibits is an offer to purchase or sell or a solicitation of an offer to sell or buy the Company’s securities, and no offer, solicitation or sale will be made in any jurisdiction in which such offer, solicitation or sale is unlawful.

Item 7.01         Regulation FD Disclosure.

The Company issued a press release on June 9, 2021 announcing the completion of the Mergers. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor, unless otherwise specified, shall it be deemed to be incorporated by reference in any filing under the Exchange Act or the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Such statements are based on management’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The Company cautions investors that there can be no assurance that actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. The important factors that could cause actual operating results to differ significantly from those expressed or implied by such forward-looking statements include, but are not limited to, risks and uncertainties associated with expected benefits of the Mergers, market conditions and other risks and uncertainties inherent in the Company’s business, including those detailed from time to time in the Company’s reports that it files with the SEC, including its Annual Report on Form 10-K for the year ended September 30, 2020, filed on December 10, 2020 with the SEC, as well as its Quarterly Reports on Form 10-Q and periodic filings on Form 8-K. The words “believe,” “will,” “should,” “expect,” “intend,” “estimate” and “anticipate,” variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

Item 9.01         Financial Statements and Exhibits.

(d)	Exhibits

2.1	Agreement and Plan of Merger dated as of June 7, 2021, among Genasys Inc., ZH Acquisition I Inc., ZH Acquisition II LLC, Zonehaven Inc. and Charles Crocker in his capacity as Seller Representative

99.1	Press Release issued by Genasys Inc. on June 9, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 10, 2021

Genasys Inc.

By:	/s/ Dennis D. Klahn
Dennis D. Klahn
Chief Financial Officer